SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) February 25, 2000
                                  ------------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5. OTHER EVENTS

     On September 26, 2000, General Motors Corporation (GM) issued a press release announcing that Covisint received clearance from the German
Bundeskartellamt and Covisint has now received all necessary pre-formation regulatory clearances and can begin operations. The release is as follows:

Covisint Receives Bundeskartellamt Clearance; Automotive Business-To-Business Exchange To Launch Within 30 Days

DETROIT--Covisint today announced that the German Bundeskartellamt has concluded its comprehensive investigation, opening the way for the automotive industry's planned business-to-business trading exchange to become operational

As Covisint planning leaders expected, the Bundeskartellamt's review of the initiative was very comprehensive, and its completion echoes the clearance recently received from the U.S. Federal Trade Commission (FTC). Covisint has now received all necessary pre-formation regulatory clearances and can begin operations.

"Covisint is now cleared to transform itself from a planning initiative to a company," said Peter Weiss, Covisint Executive Planning Team and DaimlerChrysler Lead. "It will establish a corporate identity, begin hiring permanent employees and of course, open trade on the exchange between customers. You can expect the exchange to go live soon."

Weiss added, "News of the clearance has excited everyone involved in the effort. Covisint is now days away from history. The completion of the Bundeskartellamt's review sets the stage for launching what promises to be one of the world's largest e-business trading exchanges."

About Covisint

Announced in February 2000, Covisint is an automotive e-business trading exchange being formed by DaimlerChrysler, Ford Motor Company, General Motors, and Renault/Nissan. Covisint will provide original equipment manufacturers
(OEMs) and suppliers the ability to reduce costs in their respective supply chains and bring efficiencies to their business operations. Covisint's temporary headquarters are in Southfield, Mich., and it expects to establish offices in Europe and Asia.

Since being announced in February, a number of automotive suppliers have publicly expressed their support for Covisint. Those companies include: A.K. Steel, ArvinMeritor, Autoliv, BASF, Dana Corporation, Delphi Automotive, Denso International America, Dura, Ernie Green Corporation, Federal Mogul, Flex-n-Gate, Freudenberg NOK, Johnson Controls, Inc., Lear Corporation, Magna International, Plastech, Tower Automotive, Visteon and Yazaki International.



                                      # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    September 27, 2000
        ------------------
                                       By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)